Exhibit 10.82

GUARANTY
(UNLIMITED)

THIS GUARANTY is entered into as of the 24th day of August, 2015 by the undersigned, a corporation organized under the laws of Delaware (the “Guarantor”) in favor of WPU Leasing, LLC, a Delaware limited liability company 02370 (the “Lender”).

A.
Guaranty of Payment and Performance of Obligations: In consideration of the Lender's making loans to American Power Group, Inc., a wholly owned subsidiary of Guarantor (the "Borrower") the Guarantor hereby unconditionally guarantees to the Lender the payment and performance of all “Obligations” as defined below. As used in this Guaranty, the term “Obligations” shall mean: (a) all obligations of Borrower to Lender pursuant to that certain Secured Loan Agreement between Borrower and Lender dated the date hereof (the “Loan Agreement”) and any Notes or schedules issued pursuant thereto, (b) all other obligations, indebtedness and liabilities of the Borrower to the Lender owing at any time, liquidated or unliquidated, each of every kind, nature and description, and the performance by Borrower of all acts, obligations, covenants, terms, and conditions, in each case whether now or hereafter arising under any agreement now existing or hereafter established between Borrower and the Lender, and whether denominated secured or unsecured, whether direct or indirect, absolute or contingent, matured or unmatured, primary or secondary, certain or contingent, due or to become due, whether now existing or hereafter arising. Without limiting the generality of the foregoing, said term shall also include all interest and other charges chargeable to Borrower or due from Borrower to the Lender from time to time and all costs and expenses referred to in this Guaranty;

B.
the performance and observance by Borrower of each and every covenant, condition and obligation contained in the Loan Agreement and any other document executed by the Borrower in connection with any of the Obligations; and

C.
All costs and expenses, including the Lender’s court costs and legal expenses, incurred by the Lender in attempting to collect or enforce any of the obligations described above which are chargeable to the Borrower either by law or under the terms of the Lender's arrangements with the Borrower, accrued in each case to the date of payment hereunder.

This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectability only, and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining payment of any of the Obligations which the Lender now has or may acquire after the date hereof, or upon any other contingency whatsoever. Upon the occurrence and during the continuance of an Event of Default, as defined in the Loan Agreement (as defined below), the liabilities and obligations of the Guarantor under this Guaranty shall, at the option of the Lender, become forthwith due and payable to the Lender without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lender on any number of occasions.

2.    Guarantor's Further Agreements to Pay. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lender upon demand, in funds immediately available to the Lender, all costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with this Guaranty and the enforcement hereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment at the Prime Rate as quoted in The Wall Street Journal from time to time plus 4%.

3.    Unlimited Liability of Guarantor. The liability of the Guarantor hereunder shall be unlimited.

4.    Lender's Freedom to Deal with Borrower and Other Parties. The Lender shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability hereunder, to deal with the Borrower and with each other party who is now or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as the Lender in its sole discretion deems fit.

5.    Unenforceability of Obligations Against Borrower, Invalidity of Security of Other Guarantees. If for any reason the Borrower has no legal existence or is under no legal obligations to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal debtor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

6.    Waivers by Guarantor. The Guarantor waives notice of acceptance hereof, notice of any action taken or admitted by the Lender in reliance hereon, and any requirement that the Lender be diligent or prompt in making demands hereunder, giving notice of any default by the Borrower or asserting any other right of the Lender hereunder. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available in respect of the Guarantor's obligations under this Guaranty by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect. The Guarantor hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by the Guarantor hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Guarantor against Borrower or any security which Guarantor now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The Guarantor hereby waives any and all suretyship defenses and all other defenses in the nature thereof. No set off, counterclaim, reduction or diminution of any of the Obligations, or any defense of any kind or nature which the Borrower has or may have against the Guarantor, shall be available hereunder to the Guarantor against the Guarantor. The Guarantor agrees that Lender may apply or reverse and reapply any payment made by the Borrower or the Guarantor to any of the Obligations in such order as Lender in its discretion may elect.

7.    No contest with Lender. So long as any Obligation remains unpaid or undischarged, and notwithstanding any other provision of this Guaranty, the Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by the Lender) or by any means or on any other ground, claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower, or, in proceedings under the Bankruptcy Code or insolvency proceedings, or of any nature, prove in competition with the Lender in respect of any payment hereunder or be entitled to the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrower or the benefit of any other security for any Obligation which, now or hereafter, the Lender may hold or in which it may have a share.

8.    Preferences Revival. The Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Obligations. To the extent that the Guarantor makes a payment or payments to the Lender or the Lender receives any payment or proceeds for the Borrower's or Guarantor's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Borrower, a trustee, receiver or any other party under any Bankruptcy law, state or federal law, common law or equity, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Lender.

9.    Demand and Notices. It is further agreed that the undersigned waive(s) any demand for payment and notice of nonpayment and that without notice to the Guarantor or without affecting the Guarantor’s liability hereunder, Lender may enforce its rights against the Borrower and/or may take or release security and/or surrender documents, grant extensions, renewals and indulgences. Any notice or demand required hereunder shall be in writing and shall be given to Guarantor or the Lender, as the case may be, at the address for each first set forth above, by certified or registered mail, return receipt requested or by next business day courier service. Any party may change its address for such a notice by written notice to the other in the foregoing manner.

10.    Amendments, Waivers, etc.. No provision of this Guaranty can be changed, waived, discharged, or terminated except by an instrument in writing signed by the Guarantor and the Lender and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

11.    Miscellaneous Provisions. This Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall inure to the benefit of the Lender and its successors in title and assigns, and shall be binding on the Guarantor and the Guarantor's successors in title, assigns, and legal representatives.

12.    WAIVERS PERTAINING TO JURY TRIAL. IN ANY CONTROVERSY WHICH ARISES OUT OF THIS GUARANTY, WHETHER NOW EXISTING OR HEREAFTER ARISING, THE GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY NOW EXISTING AND/OR HEREAFTER ARISING RIGHT TO A TRIAL BY JURY.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty or has caused this Guaranty to be executed on its behalf by any officer or other person thereunto duly authorized as of the date first above written.

AMERICAN POWER GROUP CORPORATION

By: /s/ Charles E. Coppa
Print name: Charles E. Coppa, CFO